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                            RAKO CAPITAL CORPORATION
                            TWO NORTH COLLEGE AVENUE
                          FAYETTEVILLE, ARKANSAS 72701



                                December 30, 2002


Osprey Investments II, Inc.
1050 Riverside Avenue
Jacksonville, FL 32204
Attn.  D. Robert Murphy, Jr., President

Re: Contribution of Shares

Gentlemen:

         By this agreement Osprey Investments II, Inc. ("Osprey") agrees to contribute to the Company shares of its common stock, par value $0.001 per share (the "Shares") in the amount set forth next to Osprey's name on the attached Schedule A, in accordance with, and subject to, the terms and conditions described below.

1.0      OSPREY'S REPRESENTATIONS

         Osprey hereby represents, warrants and acknowledges to, and agrees with, the Company as follows:

         1.1 Osprey is the principal shareholder of RAKO Capital Corporation (the "Company") and has access to all of the Company's books and records and information relevant to its decision to contribute the Shares on the terms of this Agreement. Osprey has carefully considered and has, to the extent Osprey believes such discussion necessary, discussed with its own professional legal, tax, accounting, and financial advisers the suitability of contributing the Shares in view of Osprey's particular tax, legal and financial situation.

         1.2 Osprey acknowledges that all documents, records, and books pertaining to its decision to contribute the Shares which Osprey has requested have been made available for its inspection or inspection by its attorney(s), accountant(s), or adviser(s).

         1.3 Osprey and/or its adviser(s) has/have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the Company's business and financial affairs and the Shares and all such questions have been answered to Osprey's full satisfaction.

         1.4 Osprey or its investment advisor, as the case may be, have such knowledge and experience in financial, tax, legal, and business matters so as to enable Osprey to utilize the


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information made available to it in connection with its contribution of the
Shares, and to make an informed decision with respect thereto.

         1.5 Osprey agrees to surrender for cancellation certificates representing presently outstanding shares registered in its name (as set forth in the attached Schedule A) and, if the number of shares represented by that certificate exceeds the number being surrendered for cancellation, to accept a new certificate for the number of shares retained by Osprey after contributing the agreed number of Shares (as set forth in the attached Schedule A). Osprey acknowledges that the certificates representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form and that the Company may issue stop transfer instructions to the transfer agent of such securities:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE DISPOSED OF OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY ANY OF THE FOREGOING SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM. SUCH COMPLIANCE (AT THE OPTION OF THE CORPORATION) SHALL BE EVIDENCED BY AN OPINION OF COUNSEL TO THE HOLDER THEREOF, IN FORM AND SUBSTANCE ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

         1.6 Osprey will not sell or otherwise transfer any Shares without registration under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws or an exemption therefrom. Osprey understands that the Shares have not been registered under the Securities Act or under the securities laws of any state. Osprey represents that it has acquired and are holding the Shares for its own account, for investment, and not with a view to resale or distribution, except in compliance with the Securities Act. Osprey has not offered or sold any portion of the Shares held by it nor does it have any present intention of dividing such Shares with others or of selling, distributing, or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act.

         1.7 Osprey agrees to indemnify and hold harmless the Company, and each officer, director, employee, agent, representative or control person thereof, who is or may be a party to, or is or may be threatened to be made a party to, any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of, or arising from, any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by Osprey to the Company or any agent or representative thereof, or omitted or alleged to have been omitted by Osprey, concerning Osprey's authority to contribute the

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Shares, including, without limitation, any such misrepresentation, misstatement, or omission contained in any document submitted by Osprey against losses, liabilities, and expenses (including reasonable attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by the Company, or other such indemnified person in connection with such action, suit, or proceeding, for which the Company, or other such indemnified person, has not otherwise been reimbursed.

2.0      UNDERSTANDINGS.

         Osprey understands, acknowledges, and agrees with the Company as follows:

         2.1 Osprey's contribution of the Shares to the Company and acceptance of a new certificate for the Shares retained by it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and the Florida Securities Act, which is in part dependent upon the truth, completeness, and accuracy of the statements made by Osprey.

         2.2 Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable to such extent.

         2.3 IN MAKING ITS DECISION TO CONTRIBUTE THE SHARES, OSPREY MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE CONTRIBUTION, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


3.0      MISCELLANEOUS.

         3.1 Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at RAKO Capital Corporation., Two North College Avenue, Fayetteville, Arkansas 72701, Attention: Lisa Trammell, Secretary, with a copy to Reitler Brown LLC, 800 Third Avenue, 21st Floor, New York, New York 10022, Attention:
Ray A. Mantle, Esq. or (ii) if to Osprey, at the address appearing on the Company's records, or at such other address as may have been specified by written notice given in accordance with this Section 3.1.

         3.2 Failure of Osprey or the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and Osprey, or otherwise, or delay by Osprey or the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by either party will be effective unless and until it is in writing and signed by the party to be bound.

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         3.3 This Agreement shall be governed by, and enforced and construed in all respects in accordance with, the laws of the State of Nevada, as such laws are applied by Nevada courts to agreements entered into, and to be performed in, Nevada by and between residents of Nevada, and shall be binding upon the parties and their legal representatives, successors, and assigns.. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to the minimum extent required to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         3.4 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

         3.5 This Agreement may be executed in two or more counterparts, each of which shall be an original but all of which together shall constitute one instrument.

4.0      EXECUTION

         Please confirm Osprey's agreement to the terms of this Agreement by signing in the place indicated below.

                                                     Very truly yours,


                                                     RAKO CAPITAL CORPORATION.


                                                     By:  /s/ Gary Fuchs
                                                         ------------------
                                                           Gary Fuchs, CEO
Accepted and agreed:

OSPREY INVESTMENTS II, INC.


By:  /s/  D. Robert Murphy, Jr.
    --------------------------------
    D. Robert Murphy, Jr., President






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                                   Schedule A
                                       to
                             Contribution Agreement



Shareholder                    Present Holdings      Contribution      Balance
-----------                    ----------------      ------------      -------

Osprey Investments II, Inc.        4,619,162          2,619,162       2,000,000